SCHEDULE 14A
Information Required in Proxy Statement
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Energizer Resources Inc.
(Name of Company As Specified In Charter)

Not Applicable
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ENERGIZER RESOURCES INC.
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada and
525 93 Street, Surfside, FL 33154 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
I am pleased to give you notice that the 2015 Annual and Special Meeting of Stockholders (the "Meeting") of Energizer Resources Inc. (the "Company") will be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, Toronto, Ontario, M5H 3C2 on Tuesday December 22, 2015 at 10:00 a.m., local time for the following purposes:

1.	To elect eight directors to the Board of Directors of the Company (the "Board"), each to hold their offices until the next annual meeting of the Company's stockholders or until their successors have been duly elected and qualified or until the earlier of resignation, removal or death. The Board recommends that Stockholders vote "FOR" each Director.

2.	To approve the Stock Option Plan Resolution. The Board recommends that Stockholders vote "FOR" this proposal.

3.	To ratify the appointment of MNP LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016 and to authorize the Board to fix their remuneration. The Board recommends that the Stockholders vote "FOR" this proposal.

4.	To consider and, if deemed advisable, approve an advisory vote on executive compensation.

5.	To transact such other business as may properly come before the Meeting.

The Board has fixed the close of business on Monday November 2, 2015 at 5:00p.m local time as the record date for the annual and special meeting.  Only holders of record of the Company's Shares ("Stockholders") at that time are entitled to notice of, and to vote at, the meeting.

All Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.  This year, the Company has decided to deliver its meeting materials, which includes the proxy statement (the "Meeting Materials"), to Stockholders by posting them on a website (http://www.energizerresources.com/investors/agm-data, which website, apart from the Meeting Materials, is not incorporated into this Proxy). The use of this delivery method is more environmentally friendly as it helps reduce paper use and it will also reduce the Company's printing and mailing costs.  The Meeting Materials will be available on the website as of November 12, 2015, and will remain on there for one year thereafter. The Meeting Materials will also be available on SEDAR (www.sedar.com). Stockholders may request paper copies of the Meeting Materials be sent to them by postal delivery for one year from the mailing of the Meeting Materials. These copies will be mailed by the Company and are available at no cost to Stockholders.  If you wish copies of the Meeting Materials, please call TMX Equity Transfer Services Inc. at 1-866-393-4891 ext. 205. Where a request for paper copies of the Meeting Materials is made before the Meeting, the materials will be sent to the requesting Stockholder within three (3) business days of the request. Stockholders that wish to receive paper copies of the Meeting Materials before the voting deadline and the Meeting date should ensure their request is received no later than five (5) business days before the date that is 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to the Meeting.

Dated: November 2, 2015
/s/ Craig Scherba
President & Chief Executive Officer

Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be voted.  Please fill in, date, sign and return the enclosed proxy card. If you hold your shares in "street name" (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided by your broker, bank or other nominee and return it in the enclosed envelope. If you hold your shares directly and will attend the meeting, remember to bring a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in "street name" and will attend the meeting, bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

ENERGIZER RESOURCES INC.
525 93 Street, Surfside, FL 33154 USA and
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada
Tel:(416) 364-4911; Fax:(416) 364-2753

PROXY STATEMENT FOR 2015 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF ENERGIZER RESOURCES INC.
December 22, 2015

Unless otherwise stated, the information contained in this proxy statement is as of October 31, 2015.

Introduction

This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the "Company") in connection with the solicitation by or on behalf of management of the by its Board of Directors (the "Board") in connection with the 2015 Annual and Special Meeting of Stockholders (the "Meeting").

The Company is listed on the Toronto Stock Exchange ("TSX") in Canada (ticker: EGZ), on the OTCQX in the United States of America (ticker: ENZR) and on the Frankfurt, Germany Stock Exchange (ticker: A1CXW3).  Our registered United States office is located at 525 93 Street, Surfside, Florida 33154 USA and our principal business office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

All dollar amounts referenced herein, unless otherwise indicated, are expressed in United States dollars and Canadian dollars are referred to as "CAD".

Date, Time and Place of the Meeting

This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its shares of common stock (the "Shares") for use at the Annual and Special Meeting of Stockholders to be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, 40 King Street West, Toronto, Ontario, M5H 3C2 on Tuesday December 22, 2015 at 10:00 a.m., local time, or at any adjournment or postponement thereof.  The proxy cut-off date for shares to be voted in advance of the meeting will be on Friday December 18, 2015 at 10am, local time. Proxies will be solicited primarily by mail but may also be solicited personally, by telephone or by facsimile by the regular employees of the Company at nominal costs. The costs of solicitation by management will be borne by the Company.

Record Date

Stockholders of record at the close of business on Monday November 2, 2015, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  On the record date, there were 344,135,670 outstanding shares of the Company's Shares entitled to notice of and to vote at the annual and special meeting.  Holders of our Shares have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least ten percent of the outstanding shares of Shares of the Company constitutes a quorum.  For purposes of determining the presence of a quorum for transacting business, abstentions and broker "non-votes" (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. The inspector of election who will be appointed for the Meeting will tabulate votes cast by proxy or in person and will determine whether or not a quorum is present.

Proposals To Be Considered By Stockholders

At the Meeting, we will ask our Stockholders to consider the following items:

1.	Election of Directors
The election of eight directors to the Board, namely V. Peter Harder, John Sanderson, Craig Scherba, Quentin Yarie, Robin Borley, Albert A. Thiess, Jr., Dean Comand and Dalton Larson.  If elected, these directors will each serve until the next annual meeting of the Company's stockholders or until their successors have been duly elected and qualified or until the earlier of resignation, removal or death.

2.	Approval of the Stock Option Plan Resolution.
The approval of an ordinary resolution to approve an amended stock option plan (the "Stock Option Plan") which shall terminate in 2026, which is substantially in the form of the amended fixed stock option plan that was originally adopted 2006 and under its terms is set to expire in March 2016 (the "Previous Plan"), with or without variation, and to authorize the Board to make any amendments thereto that may be required for the purpose of obtaining any necessary regulatory approvals.

3.	Ratification of the appointment of an Independent Registered Public Accounting Firm
The ratification of the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

4.	Approve an advisory vote on executive compensation.
As required by the rules of the Securities Exchange Commission approve, by an advisory vote, the Company's executive compensation as outlined within this document.

Votes Required By Stockholders

At the Meeting, we will ask our Stockholders to vote upon the following items:

1.	Election of Directors
The eight directors nominated for election will be elected by a plurality of the votes cast at the Meeting.  This means that those nominees receiving the eight highest number of votes at the meeting will be elected, even if the votes cast for each nominee do not constitute a majority of the votes of shares present and entitled to vote.  Abstentions from voting and broker "non-votes" on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

2.	Approval of the Stock Option Plan Resolution.
The proposal to approve an ordinary resolution to approve an amended stock option plan (the "Stock Option Plan") and to authorize the Board to make any amendments thereto that may be required for the purpose of obtaining any necessary regulatory approvals, will require the affirmative vote of a majority of the votes cast at the meeting.

3.	Ratification of the appointment of an Independent Registered Public Accounting Firm
The proposal to ratify the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2016, and to authorize the Board of Director's to fix the firm's remuneration, will require the affirmative vote of a majority of the votes cast at the meeting.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

4.	Approve an advisory vote on executive compensation
The proposal to approve executive compensation is a non-binding resolution.  The proposal will pass with an affirmative vote of a majority of the votes cast at the meeting.  For purposes of this vote, votes to abstain will have the same effect as votes against.

Other Matters

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

VOTING OF PROXIES

A shareholder has the right to appoint a person or Company (who need not be a shareholder of the Company), other than the persons designated in the accompanying form of proxy, to represent the shareholder at the Meeting.

Such right may be exercised by inserting the name of such person or Company in the blank space provided in the proxy or by completing another proper form of proxy. Your Shares will be voted in accordance with the instructions contained in the proxies. Your shares will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your shares will be voted accordingly.   If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner:  FOR the election of persons put forth in this proxy to serve on the Board; FOR the approval of the Stock Option Plan Resolution; FOR the ratification of the appointment of MNP LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016 and to authorize the Board to fix the firm's remuneration; and TO approve by an advisory vote on executive officer compensation.

Revocability of Proxies – How to Vote
The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person.  You may revoke a proxy at any time prior to your proxy being voted:  (1) by delivering to our President & Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person.    Attendance at the Meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the "stockholder of record."  The notice and access notification has been sent directly to you on the Company's behalf at the address on file with Continental Stock Transfer & Trust Company, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name.  The notice and access notification has been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. The notice and access notification will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Solicitation Of Proxies
This year, the Company has decided to deliver its meeting materials, which includes the proxy statement (the "Meeting Materials"), to Stockholders by posting them on a website (http://www.energizerresources.com/investors/agm-data, which website, apart from the Meeting Materials, is not incorporated into this Proxy). The use of this delivery method is more environmentally friendly as it helps reduce paper use and it will also reduce the Company's printing and mailing costs.  The Meeting Materials will be available on the website as of November 12, 2015, and will remain on there for one year thereafter. The Meeting Materials will also be available on SEDAR (www.sedar.com). All Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.   Please see the section entitled "Notice and Access" below for further information.

The Company will pay the cost of solicitation of proxies on behalf of the Board.  In addition to mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees.  We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to stockholders.   Stockholders should not send stock certificates with their proxy cards.

The Company does not intend to pay for an intermediary to deliver to Objecting Beneficial Owners, or "OBOs" (within the meaning of such term under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101")), the proxy-related materials and Form 54-101F7, and therefore OBOs will not receive the materials unless their intermediary assumes the costs of delivery.

NOTICE AND ACCESS

In November 2012, the Canadian Securities Administrators announced the adoption of regulatory amendments to securities laws governing the delivery of proxy-related materials by public companies. These amendments came into effect on February 13, 2013 under NI 54-101 and National Instrument 51 102 – Continuous Disclosure Requirements. As a result, public companies are now permitted to advise their shareholders of the availability of all proxy-related materials on an easily accessible website, rather than mailing physical copies of the materials.

On March 29, 2012, the Securities and Exchange Commission published the Notice of Internet Availability of Proxy Materials (amended from the 2007 rule). The rule provided that a corporation may now post searchable and printable copies of its regulatory shareholder documents and proxy materials on a public website; a corporation must then mail its shareholders at least 40 days prior to its annual meeting informing them where and how they can access the information; a corporation must mail a printed copy of all materials to a shareholder that requests one, and this must be mailed within three business days of the request; and that corporations can solicit and store a shareholder's future regulatory communication preferences.

The Company has decided to deliver the Meeting Materials to Stockholders by posting the Meeting Materials on a website (http://www.energizerresources.com/investors/agm-data). The Meeting Materials will be available on the website as of November 12, 2015, and will remain on the website for one full year thereafter. The Meeting Materials will also be available on SEDAR at www.sedar.com on approximately November 12, 2015.

The Company has decided to mail paper copies of the Meeting Materials to those registered shareholders and Non-Registered Holders who had previously elected to receive paper copies of the Company's Meeting Materials. All other Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting.  Stockholders may request paper copies of the Meeting Materials be sent to them by postal delivery. These copies are available at no cost to Stockholders and such requests may be made up to one year from the date the Meeting Materials are posted on the website described above.  Stockholders may request paper copies of the Meeting Materials in advance of the Meeting by contacting TMX Equity Transfer Services Inc. at 1-866-393-4891 ext. 205. If a request for paper copies of the Meeting Materials is made before the Meeting, the materials will be sent to the requesting Stockholder within three business days of the request. Stockholders that wish to receive paper copies of the Meeting Materials before the voting deadline and the Meeting date should ensure their request is received no later than five business days before the date that is 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to the Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under TSX rules, listed issuers must elect directors annually, elect directors individually, publicly disclose the votes received for the election of each director by news release, disclose in materials sent to security holders if they have adopted a majority voting policy for uncontested director elections and if not, to explain their practices for electing directors, and why they have not adopted a majority voting policy.

The Company's practice is to hold annual elections for directors and at meetings of stockholders called for this purpose.  Each director is elected individually. The Company will disclose the votes each nominee for election receives by way of press release in Canada and Form 8-K in the USA. The Company has not adopted a majority voting policy for uncontested elections as the number of withheld votes received by director nominees has not been a significant issue for the Company in the past and has not been determined to be an issue affecting the governance of the Company or the interests of the Company's stakeholders. The Company frequently reviews its policies in this regard and will revise and institute such a policy if the Board determines it is in the best interests of the Company to do so.

The following table sets forth the name, age and position of nominated directors of the Company as at November 2, 2015. Directors of the Company hold their offices until the next annual meeting of the Company's Stockholders or until their successors have been duly elected and qualified or until the earlier of resignation, removal of office or death.

Executive officers of the Company are appointed by the Board to serve until their successors are elected and qualified. There are no family relationships between any director or executive officer of the Company.

Name	Age	Company Position	Principal Occupation	Director Since	# of Voting Securities Beneficially Owned, or Controlled or Directed, Directly or Indirectly (3)
V. Peter Harder(1) (Manotick, Canada)	63	Director, Chairman of the Board of Directors	Senior Policy Advisor-Dentons	July 2009	3,150,000
John Sanderson(1) (Vancouver, Canada)	80	Director, Vice-Chairman of the Board of Directors	Lawyer and arbitrator	January 2009	1,700,000
Craig Scherba(2) (Oakville, Canada)	43	Director, President & Chief Executive Officer	President & CEO of the Company	January 2010	3,900,000
Quentin Yarie(2) (Toronto, Canada)	50	Director	President & CEO of Red Pine Exploration Inc. and Honey Badger Exploration Inc. and President of MacDonald Mines Exploration Inc.	December 2008	3,100,000
Robin Borley(2) (Johannesburg, South Africa)	47	Director, Senior Vice President – Mine Development	SVP-Mine Development of the Company	December 2013	850,000
Albert A. Thiess, Jr. (1) (Bluffton, USA)	68	Director	Retired, U.S. Certified Public Accountant (CPA)	May 2012	725,000
Dean Comand (1) (Ancaster, Canada)	49	Director	Professional Engineer. Consultant - mining and energy sectors	October 2014	400,000
Dalton Larson (1) (Surrey, Canada)	75	Director	Lawyer and arbitrator	October 2014	1,300,000
(1) Messrs. Harder, Sanderson, Thiess Jr., Comand and Larson are independent of the Company.
(2) Messrs. Scherba, Yarie, and Borley are not independent directors on account of their executive office position with the Company
(3) The information as to principal occupation and shares beneficially owned, or controlled or directed, directly or not directly, not being within the knowledge of the Company, has been furnished by the respective nominees.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada):  Mr. Harder was appointed Chairman of the Board during September 2013 and has served as a director of our Company since July 2009. He is a Senior Policy Advisor to Denton Canada ("Dentons"), a Canadian national law firm and international affiliation.  Prior to joining Dentons, Mr. Harder was a long-serving Deputy Minister in the Government of Canada. First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg).  Mr. Harder is also a director of Power Financial Corporation (TSX: PWF), IGM Financial Corporation (TSX: IGM), Telesat Canada, Northland Power Inc. (TSX: NPI), Timberwest Forest Company and Magna International Inc. (TSX: MG, NYSE: MGA).  In 2008, Mr. Harder was elected the President of the Canada China Business Council (CCBC).

John Sanderson, Q.C. (Vancouver, Canada):  Mr. Sanderson has been the Company's Vice Chairman of the Board since October 2009 and a director of our Company since January 2009. Mr. Sanderson was Chairman of the Board of the Company from January 2009 to September 2009. Mr. Sanderson is a chartered mediator, chartered arbitrator, consultant and lawyer called to the bar in the Canadian provinces of Ontario and British Columbia.  Mr. Sanderson's qualifications to serve as a director include his many years of legal and mediation experience in various industries.  Mr. Sanderson is a Queen's Counsel (Q.C.).  He has acted as mediator, facilitator and arbitrator across Canada, and internationally, in numerous commercial transactions, including insurance claims, corporate contractual disputes, construction matters and disputes, environmental disputes, inter-governmental disputes, employment matters, and in relation to aboriginal claims.  He has authored and co-authored books on the use and value of dispute resolution systems as an alternative to the courts in managing business and legal issues.

Craig Scherba, P.Geol. (Oakville, Canada):  Mr. Scherba was appointed as our President and Chief Executive Officer in August 2015 and has served as a director since January 2010. Mr. Scherba served as President and Chief Operating Officer from September 2012 to August 2015 and Vice President, Exploration of the Company from January 2010 to September 2012. Mr. Scherba has been a professional geologist (P. Geol.) since 2000, and his expertise includes supervising large Canadian and international exploration.  Mr. Scherba also serves as Vice President, Exploration of MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc which are resource exploration company trading on the TSX - Venture Exchange.  In addition, Mr. Scherba was professional geologist with Taiga Consultants Ltd. ("Taiga"), a mining exploration consulting company from March 2003 to December 2009.  He was a managing partner of Taiga between January 2006 and December 2009. Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources' high grade gold, copper and zinc Bisha project in Eritrea. While at Taiga, Mr. Scherba served as the Company's Country and Exploration Manager in Madagascar during its initial exploration stage.

Quentin Yarie, P.Geo. (Toronto, Canada):  Mr. Yarie has served as a director of our Company since 2008. Mr. Yarie is an experienced geophysicist and a successful entrepreneur with over 25 years' experience in mining and environmental/engineering.  Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers. He is currently CEO and President of Red Pine Exploration Inc, and Honey Badger Exploration Inc. and President of MacDonald Mines Exploration Inc.  From January 2010, Mr. Yarie was Senior Vice President Exploration for MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc all listed on the TSX-Venture Exchange headquartered in Toronto, Canada.  From October 2007 to December 2009, Mr. Yarie was a business development officer with Geotech Ltd, a geophysical airborne survey company. From September 2004 to October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited. From 1992-2001, he was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including the ESA of the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project.

Robin Borley (Johannesburg, South Africa): Mr. Borley was appointed our Senior Vice President ("SVP") of Mine Development during December 2013.  Mr. Borley is a Graduate mining engineering professional and a certified mine manager with more than 25 years of international mining experience building and operating mining ventures. He has held senior management positions both internationally and within the South African mining industry. Until October 2014, Mr. Borley served as Mining Director for DRA Mineral Projects.  In addition, Mr. Borley was instrumental as the COO of Red Island Minerals in a developing a Madagascar coal venture. His diverse career has spanned resource project management, evaluation, exploration and mine development. Robin has completed several mine evaluations including operational and financial evaluations of new and existing operations across a diverse range of resource sectors. He has experience in the management of underground and surface mining operations from both the contractor and owner miner environments. From 2006 through to 2012, Robin participated in the BEE management buy-out transaction of the Optimum Colliery mining property from BHP, through its independent listing and its ultimate sale to Glencore in December 2012.

Albert A. Thiess, Jr. (Bluffton, United States of America):  Mr. Thiess was appointed a Director during May 2012.  Mr. Thiess brings over 35 years of accounting, finance and management experience to the Company.  Mr. Thiess served as an audit partner in Coopers & Lybrand, LLP and with PricewaterhouseCoopers LLP following the merger of those firms in 1998.  He served clients in the automotive, banking, retail and manufacturing industries, as well as serving as the Managing Partner of the Detroit, Michigan and Los Angeles, California offices.  He also was elected to the Governing Council of Coopers & Lybrand.  Following the merger with PricewaterhouseCoopers, Mr. Thiess managed various global functions for the newly merged firm.

Dean Comand P. Eng, CET MMP CDir. (Ancaster, Canada): Mr. Comand is a Mechanical Engineer and holds his P. Eng designation in the province of Ontario as well as designation as a Certified Engineering Technologist. He earned his Maintenance Manager Professional Designation (MMP) license in 2006 and his Charter Director designation (CDir) in 2012.  Mr  Comand is currently the President and Chief Executive Officer of Hamilton Utilities Corporation and continues to provide strategic advice to numerous clients around the world in the mining and energy sectors From 2009 – 2014, Mr. Comand worked for Sherritt International as Vice President of Operations of Ambatovy, a large scale nickel project in Madagascar.  He successfully led the construction and commissioning of Ambatovy, and led the operations to commercial production. He has extensive business and financial acumen in large-scale energy, power, and mining industries. He has consistently held senior positions in operations, business, project development, environmental management, maintenance, and project construction.  He has managed a variety of complex operations, including one of the world's largest mining facilities, industrial facilities, numerous power plants, renewable energy facilities and privately held municipal water treatment facilities across Canada and the United States.

Dalton Larson (Surrey, Canada):  Mr. Larson is a Canadian attorney with more than 35 years as a member of the Law Society of British Columbia. He commenced practice as a member of the Faculty of Law, University of British Columbia, subsequently becoming a partner of a major Vancouver Law firm, now McMillan LLP.  Currently, he maintains a private practice along with a vigorous investment business. He is a recognized expert in alternate dispute resolution and has extensive experience as a professional arbitrator and mediator. He has three degrees, including a Masters Degree in law from the University of London, England.  His business activities include more than 25 years as a director of several investment funds managed by the CW Funds group of companies, affiliated with Ventures West Management Inc., which is one of the largest venture capital firms in Canada. The CW Funds raised and invested in a wide variety of businesses totalling more than $130 million, primarily from overseas investors. In that period he served as Chairman of the board of directors of a Philippine ethanol company. He was the founding shareholder of the First Coal Corporation, which raised in excess of $65 million in equity to finance its development activities and started operations in 2014.  This company was sold to Xstrata in excess of $150 million.

Cease Trade Orders or Bankruptcies

Except as stated below, no proposed director of the Company:  (1) is, as at the date hereof, or has been, within 10 years before the date hereof, a director, chief executive officer or chief financial officer of any company (including the Company) that: (a) was subject to: a cease trade order; an order similar to a cease trade order; or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an "Order") that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (b) was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; (2) is, as at the date hereof, or has been within 10 years before the date hereof, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (3) has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties or Sanctions

As at the date hereof, no proposed director of the Company has been subject to:  (1) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (2) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

The Board recommends a vote FOR the election of each of the nominees.

PROPOSAL 2 - APPROVAL OF THE STOCK OPTION PLAN RESOLUTION

The policies of the TSX require that shareholders of the Company approve all incentive stock option plans.

At the present time, the Company has a fixed stock option plan that was originally adopted in 2006 and under its terms is set to expire in March 2016 (the "Previous Plan").  The existing stock option plan has been amended several times since inception to, among other things, increase the available stock options issuable under the terms of the Previous Plan.  Most recently, the stockholders amended the Previous Plan in December 2014 to permit the issuance of up to 43,000,000 options under the Previous Plan.  The Company is not seeking to increase the number of options available under the stock option plans or to make changes to any issued and outstanding options.

Shareholders are being asked to consider and, if thought advisable, pass an ordinary resolution as set out below to approve an amended stock option plan (the "Stock Option Plan"), substantially in the form as attached as Appendix B hereto, which is substantially in the form of the Previous Plan, with or without variation, and to authorize the Board to make any amendments thereto that may be required for the purpose of obtaining any necessary regulatory approvals (the "Stock Option Plan Resolution").

BE IT RESOLVED THAT:
(1)	the Stock Option Plan as more particularly described in the management information circular dated November 2, 2015 is hereby ratified and approved, subject to regulatory approval and such changes, additions or alterations thereto as the board of directors of the Company may approve on advice of counsel; and
(2)	any one director or officer of the Company be authorized for and on behalf of the Company to execute and deliver such documents and instruments and to take all such other actions as such director or officer may determine necessary or desirable to implement the foregoing resolutions and the matters authorized herein, such determination to be conclusively evidenced by the execution and delivery of such documents and instruments or the taking of such actions.

A copy of the Stock Option Plan is attached to this circular and is also available to any shareholder of the Company at or prior to the Meeting upon request to the Secretary of the Company. If shareholders approve the Stock Option Plan, no additional option grants will be made under the Previous Plan.

Summary of the Stock Option Plan.

The following is a brief summary of the Stock Option Plan (the "Plan"). Stockholders are encouraged to review the entire Plan which is set forth in Appendix B to the proxy statement.

The purpose of the Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company and upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent.  Eligibility of the Plan includes Employees, Consultants, Officers and Directors of the Company or any subsidiary.

Subject to adjustment in certain circumstances, the Company can issue up to 43,000,000 stock options under the Plan (which represents approximately 12% of the currently issued and outstanding shares of the Company) provided that the aggregate number of Shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares of the Company at such time.  There are currently 35,165,000 options issued under the Plan of which 13,425,000 options are issued to existing insiders (which represents approximately 3.9% of the currently issued and outstanding shares of the Company) and 16,590,000 options are issued to former insiders (which represents approximately 4.8% of the currently issued and outstanding shares of the Company).

The Board (or a committee appointed by the Board) administers the Plan.   The Board, may designate an exercise price for stock options as the prior day closing price on a stock exchange to which the Company's shares trade.  To date, the Company has used the prior day U.S. dollar closing price as quoted on the OTCQX.  The exercise price of stock options in no event shall be less than the market price of the Company's shares underlying such option, on the date such option is granted (110% of market price in the case of a 10% holder).   Subject to the policies of the TSX, the Board may determine the granting of the options, the exercise price of the options, and vesting schedule and any terms and conditions attaching to such options.  Stock options may be issued for a period of up to 10 years and are non-transferrable in the ordinary course.  If and for so long as the Shares are listed on the TSX (i) the aggregate number of Shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares of the Company at such time;  (ii) the maximum aggregate number of Shares that may be reserved under the Plan for issuance to any one individual in any 12 month period shall not exceed 5% of the issued and outstanding Shares at the time of grant,  unless the Company has obtained disinterested shareholder approval for such an issuance; (iii)  the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangements of the Company for issuance to any one consultant during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;  (iv) the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangement of the Company for issuance to persons who are employed in investor relations activities during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant; and (v) the Board shall, through the establishment of the appropriate procedures, monitor the trading in the securities of the Company by all optionees performing investor relations activities.

Unless otherwise expressly provided in any option agreement, and subject to any applicable limitations contained in the Plan, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following: (i) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the optionee's employment is terminated for any reason other than by reason of (a) cause, (b) the termination of the optionee's employment with the Company by such optionee following less than 60 days' prior written notice to the Company of such termination, (c) a mental or physical disability, or (d) death; (ii) immediately upon (a) the termination by the Company of the optionee's employment for cause, or (b) an improper termination; (iii) the later of (a) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the optionee's employment is terminated by reason of a mental or physical disability, or (b) one year after the date on which the optionee shall die if such death shall occur during such period; (iv) one year after the date of termination of the optionee's employment by reason of death of the employee;  or (v) the expiration date of the Option established on the date of grant and set forth in the option agreement. Upon termination of optionee's employment any Option (or portion thereof) not previously vested or not yet exercisable pursuant to the terms of the Plan shall be immediately cancelled.

Under the terms of the Plan, the Board is permitted to make certain adjustments or modifications to the Plan and any Option that may have been issued under the Plan.  Notwithstanding the amendment provisions included in the Plan, the following may not be amended without approval of security holders:  (a) reduction in the exercise price or purchase price benefiting an insider of the Company; (b) any amendment to remove or to exceed the insider participation limit; (c) an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and (d) amendments to an amending provision within a security based compensation arrangement.

The Board may grant stock appreciation rights in tandem with options that have been or are granted under the Plan.  A stock appreciation right shall entitle the holder to receive in cash, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share's fair market value on the date the right is exercised over its fair market value on the date the right was granted.  To date no stock appreciation rights have been granted.

The Plan shall terminate in November 2026.  All options issued under the Plan shall remain outstanding and continue to be governed by the terms and conditions of the Plan notwithstanding the termination of the Plan.

The Plan will only be effective upon approval by the shareholders. No options have been granted under the Plan. Because benefits under the Plan will depend on the Board's (or a committee thereof) actions and the fair market value of the Company's Shares at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Plan is approved by shareholders.

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

Information concerning awards under the Previous Plan is available in this Proxy Statement.

Federal Income Tax Consequences Relating to the Plan

The following is a brief description of the Federal income tax treatment that will generally apply to options granted under the Plan based on current Federal income tax rules.

Incentive stock options are options which under certain circumstances and subject to certain tax restrictions, have special tax benefits for employees under the Code. Nonqualified stock options are options which do not receive such special tax treatment.

When the Board (or a committee thereof) grants an incentive stock option and when the optionee exercises an incentive stock option and acquires Shares, the optionee realizes no taxable income. However, the difference between the fair market value of the shares upon exercise and the exercise price (the spread) is an item of tax preference subject to the possible application of the alternative minimum tax.

If the optionee disposes of the stock before two years from grant or one year from the exercise of the incentive stock option (a disqualifying disposition), any gain will be deemed compensation and taxed as ordinary income to the extent of the lesser of (i) the difference between the fair market value of the stock at exercise and the exercise price (the spread) or (ii) the difference, if any, between the sale price and the exercise price. If a disqualifying disposition occurs, the Company can claim a deduction equal to the amount treated as compensation. If one- and two-year holding periods are satisfied, any gain or loss realized when the shares are sold will be treated as capital gain or loss, and the Company will receive no corresponding tax deduction.

When the Board (or a committee thereof) grants a nonqualified stock option, the optionee realizes no taxable income and the Company can claim no deduction. Upon exercise of a nonqualified stock option, the optionee realizes ordinary income to the extent of the spread, and the Company can claim a tax deduction for the same amount.

Special Rules: Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of grant. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period.

The Board recommends that the stockholders vote for the adoption of the Stock Option Plan Resolution. In order to be approved, this resolution must be approved by not less than a majority of the votes cast at the Meeting.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of MNP LLP ("MNP"), as our independent registered public accounting firm for the fiscal year ending June 30, 2016.  MNP served as auditor for the fiscal year ended June 30, 2015. We do not expect a representative of MNP to be present at the Meeting.

The Board has selected MNP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.  Although the selection of the independent registered public accounting firm is not required under the Company's By-laws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MNP be submitted to our stockholders for ratification due to the significance of their appointment.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm.  Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board recommends a vote FOR the ratification of the appointment of MNP LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016.

PROPOSAL 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company believes that its compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of its stockholders.  If such compensation were to be modified, the Company runs the risk of both being unable to retain and unable to attract qualified and competent people to fill rolls necessary for the advancement and betterment of the Company.

The Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. At the previous meeting of stockholders, stockholders voted in favour of holding an advisory vote in respect of executive compensation on an annual basis. This advisory stockholder vote, gives you as a stockholder the opportunity to approve or not approve the compensation of our NEOs that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution).

Our Board is asking stockholders to approve a non-binding advisory vote on the following resolution:

BE IT RESOLVED THAT the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board recommends that the stockholders vote "FOR" the approval of the compensation of our named executive officers.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.   These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2015 filed with the SEC on September 30, 2015 and our filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" in such filings.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The current authorized share capital of the Company consists of 650,000,000 Shares with a par value of $0.001 per Share.  As at the date hereof, 344,135,670 common shares are issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting.  To the knowledge of the directors and executive officers of the Company, no person or Company beneficially owns, or controls or directs, directly or indirectly, Shares carrying in excess of 10% of the voting rights attached to all outstanding Shares of the Company.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding beneficial ownership of our common shares as of November 2, 2015, by: (i) each person who is known by the Company to own beneficially more than 5% of our common shares; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group.  The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.  The "Number of Common Shares Beneficially Owned" is calculated based on total shares outstanding plus warrants outstanding plus stock options entitled to exercise.  The aggregate of these items, which totals 432,968,772, is used as the denominator for the percentage calculation below.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares Beneficially Owned(1)
V. Peter Harder, Chairman of the Board, Director 5538 Pattapiece Crescent, Manotick, Ontario, Canada	3,650,000	0.8%
John Sanderson, Vice-Chairman of the Board & Director 1721 – 27th Street, West Vancouver, BC, Canada (3) (13) (14)	1,700,000	0.4%
Craig Scherba, President, Chief Executive Officer & Director (*) 1480 Willowdown Road, Oakville, Ontario, Canada (4) (14)	3,900,000	0.9%
Robin Borley, SVP Mine Development & Director (**) Waterfall Country Estate, Gauteng, South Africa (5) (14)	850,000	0.2%
Quentin Yarie, Director 196 McAllister Road, North York, Ontario (7) (14)	3,100,000	0.7%
Albert A. Thiess, Jr., Director 8 Lawson's Pond Court, Bluffton, SC, USA (8) (13) (14)	725,000	0.2%
Brent Nykoliation, SVP Corporate Development 161 Fallingbrook Road, Toronto, Ontario, Canada (9) (14)	4,675,000	1.1%
Dean Comand, Director 131 Garden Avenue, Ancaster, Ontario, Canada (10) (13) (14)	400,000	0.1%
Dalton Larson, Director 3629 Canterbury Drive, Surrey, BC , Canada (11) (14)	1,300,000	0.3%
Richard Schler, Former CEO & Director (*) 80 Greybeaver Trail , Toronto, Ontario, Canada (12)	10,560,000	2.4%
Peter Liabotis, Former Chief Financial Officer & SVP (***) 2261 Rockingham Drive, Oakville, Ontario, Canada (6)	3,731,000	0.9%
All directors and executive officers as a group (9 persons)	20,300,000	4.7%
All directors and executive officers including former executive officers as a group (11 persons)	34,591,000	8.0%

Sources – www.sedi.ca, U.S. regulatory filings, internal schedules and the Company's registered shareholder list.

*  On July 30, 2015, Mr. Scherba became the Chief Executive Officer, replacing Mr. Schler who has resigned as an officer and director of the Company.
**  Mr. Borley was appointed Senior Vice President of Mine Development and a Director on December 1, 2013.
***  Mr. Liabotis was replaced as Chief Financial Officer and SVP by Mr. Marc Johnson on October 23, 2015.

 (1) Denominator used for calculation is 432,968,772.  This is based on total issued and outstanding common shares of 344,135,670 plus common share purchase warrants outstanding of 53,668,102 plus common share stock options outstanding of 35,165,000 as of November 2, 2015.
 (2) Total includes 1,350,000 common shares and 2,275,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and February 26, 2020.
(3)  Total includes 250,000 common shares and 1,450,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and February 26, 2020.
(4) Total includes 600,000 common shares and 3,300,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and February 26, 2020.
(5) Total includes 850,000 common stock purchase options exercisable between $0.21 and $0.28 per share with expiry dates between March 7, 2017 and February 26, 2020.
(6) Total includes 731,000 common shares and 3,000,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and February 26, 2020.
(7) Total includes 825,000 common shares and 2,275,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and February 26, 2020.
(8) Total includes 100,000 common shares and 625,000 common stock purchase options exercisable between $0.11 and $0.23 per share with expiry dates between May 23, 2017 and February 26, 2020.
(9) Total includes 1,275,000 common shares and 3,400,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between July 1, 2016 and February 26, 2020.
(10) Total includes 400,000 common stock purchase options exercisable at $0.20 per share with an expiry date of February 26, 2020.
(11) Total includes 1,000,000 common shares, 100,000 common share purchase warrants exercisable at $0.15 per share with an expiry date of January 31, 2017 and 200,000 common stock purchase options exercisable at $0.20 with an expiry date of February 26, 2020.
(12) Total include items held by "Sarmat Resources Inc.", a related company, plus certain family members holdings.  Includes 4,460,000 common shares and 6,100,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and February 26, 2020.
(13) Members of the Audit Committee.
(14) Parties whose shareholdings are a part of the total of "All directors and executive officers as a group (9 persons)".

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed.  Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2015, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

Changes in Control
We are not aware of any arrangements that may result in a change in control of the Company.

Interest of Informed Persons in Material Transactions
Except as otherwise disclosed herein, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company's issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2015, or any matter to be acted upon in respect of the Meeting other than the election of directors or the appointment of auditors. Directors and officers have an interest in the resolution to approve an advisory vote on executive compensation.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Corporate Governance

In accordance with Canadian National Instrument 58-101 – Disclosure of Corporate Governance Practices ("NI 58-101"), the Company is required to disclose annually its corporate governance practices. The Board and management consider good corporate governance to be central to the effective and efficient operation of the Company. The Board is committed to sound corporate governance practices, which are both in the interest of its shareholders and contribute to effective and efficient decision making. The Board is of the view that the Company's approach to corporate governance is appropriate for its current size and resources, but will monitor its approach as it progresses in its business plans. The Company will periodically monitor and refine such practices as the size and scope of its operations increase. The Board regularly reviews, evaluates and modifies its governance program to ensure it is of the highest standard.

The Board is satisfied that the Company's governance plan is consistent with legal and stock exchange requirements.

Board of Directors

At the last meeting of stockholders held on December 16, 2014, the following individuals were elected as the Company's directors: V. Peter Harder, John Sanderson, Richard E. Schler, Craig Scherba, Quentin Yarie, Robin Borley, Albert A. Thiess, Jr., Dean Comand and Dalton Larson. Subsequently, Peter Harder was named Chairman and John Sanderson was named Vice-Chairman.

Since the last meeting of stockholders held on December 16, 2014, the Board has met six times.  All directors, except Mr. Yarie and Borley attended all six Board meetings. Mr. Yarie and Borley each attended five meetings.

Committees

The Company's Board has five committees: the Audit Committee, Disclosure Committee, Nomination Committee, Compensation Committee and Capital Projects Committee.

•	Audit Committee:
The audit committee is a key component of the Company's commitment to maintaining a higher standard of corporate responsibility. This committee consists of Albert A. Thiess Jr., Dean Comand and John Sanderson, all of whom are financially literate (see biographies under "Nominees" section above) and independent as per the independence standards of the NYSE Amex in the United States of America and as per the standards of NI 58-101 in Canada (each are independent directors as they do not have involvement in the day-to-day operations of the Company).

The audit committee assists our Board in its oversight of the Company's accounting and financial reporting processes and the annual audits of the Company's financial statements, including (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements in both Canada and the United States of America, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the Company's internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board. Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall: (1) be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) discuss the annual audited financial statements and the quarterly unaudited financial statements with management and, if necessary the independent auditor prior to their filing with the SEC in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; (3) review with the Company's financial management on a periodic basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; (4) monitor the Company's policies for compliance with federal, state, local and foreign laws and regulations and the Company's policies on corporate conduct; (5) maintain open, continuing and direct communication between the Board, the committee and both the company's independent auditors and its internal auditors; and (6) monitor our compliance with legal and regulatory requirements and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act.

•	Disclosure Committee:
The Board has adopted a Disclosure Policy and created a Disclosure Committee. This committee consists of the Chairman, the President and Chief Executive Officer, the Chief Financial Officer and the Senior Vice President of Corporate Development.

The majority of the Committee members must approve all disclosure made by the Company with such majority being made up of at least two directors.  The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements.  The Disclosure Policy extends to all employees of the Company, the Board, those authorized to speak on behalf of the Company and all other insiders of the Company.  It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis, written statements made in the Company's annual and interim reports, news releases, letters to stockholders, presentations by senior management, information on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, media interviews, speeches and press conferences.

•	Nomination Committee:
The Company has established a director nomination committee to appoint and assesses the performance of directors.  This committee consists of John Sanderson (Chair of this Committee), Peter Harder and Albert A. Thiess, Jr.

The nominating committee seeks to attract and maintain directors with business expertise, and in particular, knowledge of mineral development, geology, investment banking, corporate law and finance.  Further, the Company seeks to have the right mix of these disciplines.  Nominations tend to be the result of recruitment efforts by management and directors, which are then presented to the nominating committee and then to the Board for consideration. Messrs. Sanderson, Harder, and Thiess are independent as per the independence standards of the NYSE Amex in the United States of America and the standards of National Instrument 58-101 in Canada.

•	Compensation Committee:
The Company has established a compensation committee to determine the compensation for the Company's directors and officers.  This committee consists of John Sanderson (Chair of this Committee), Peter Harder, Albert A. Thiess, Jr. and Dalton Larson.  Messrs. Sanderson, Harder, and Thiess are independent as per the independence standards of the NYSE Amex in the United States of America and the standards of NI 58-101 in Canada.

The committee determines compensation based on industry standards, the employee or consultant's level of experience, and the Company's financial situation.

•	Capital Projects Committee:
The Capital Projects Committee was formed in 2010 to advance the Madagascar Molo and Green Giant Project.  This committee consists of the Chief Financial Officer, Albert A. Thiess, Jr., Craig Scherba and Dean Comand.

Directorships

The following directors of the Company are presently directors of the following other issuers that are reporting issuers, or the equivalent, in a Canadian or foreign jurisdiction:

Name	Name of Reporting Issuer	Exchange	Position
V. Peter Harder	Power Financial Corporation IGM Financial Corporation Telesat Canada, Northland Power Inc. Timberwest Forest Company Magna International Inc.	TSX TSX TSX TSX TSX TSX/NYSE	Director Director Director Director Director Director
Craig Scherba	Honey Badger Exploration Inc.	TSX-V	Director
John Sanderson	MacDonald Mines Exploration Ltd Honey Badger Exploration Inc.	TSX-V TSX-V	Chairman of the Board Chairman of the Board
Quentin Yarie	MacDonald Mines Exploration Ltd Red Pine Exploration Inc.	TSX-V TSX-V	Director Director

"TSX" – Toronto Stock Exchange, "TSX-V" = Toronto Venture Stock Exchange, NYSE = New York Stock Exchange

Orientation and Continuing Education

The Company does not provide a formal orientation and education program for new directors.  New directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors, reviewing the rules and regulations of the stock exchanges where the Company's shares are listed, and reviewing the Company's by-laws and related documents.  Moreover, new directors are invited to speak with the Company's solicitors, auditors and other service providers to become familiar with their legal responsibilities.

Ethical Business Conduct

The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise management, which is responsible to the Board for the day-to-day conduct of business.  Material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility.  These are: (1) Strategic Planning Process: given the Company's size, the strategic plan is carried out directly by management, with input from and assistance of the Board; (2) Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require elaborate systems or numerous committees to effectively monitor and manage the principal risks of all aspects of the business of the Company; (3) Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with management; (4) Communication Policy: the Company has a disclosure committee and formal disclosure policy allowing it to communicate effectively and accurately with its stockholders, other stakeholders, and the public generally through statutory filings and news releases; the stockholders are also given an opportunity to make comments or suggestions at stockholder meetings; these comments and suggestions are then factored into the Board's decisions; and (5) Ensuring the integrity of the Company's Internal Control and Management Information System:  given the involvement of the Board in operations, the reports from and the meetings with management, the Board can effectively track and monitor the implementation of approved strategies.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Financial Code of Business Conduct was filed as Exhibit 14.1 to our Annual Report on Form 10-QSB for June 30, 2004 as filed on May 19, 2004.

The Board of Directors Relationship with Management

The President & Chief Executive Officer of the Company is a member of the Board, as is usual in a company of this size.  The Board feels that this is not an impediment to the proper discharge of its responsibilities.  Interaction between members of management and the Board, inside and outside Board meetings, ensures that the Board is informed and the Board members' experience utilized by management.  The Board remains cognizant to corporate governance issues and seeks to set up structures to ensure the effective discharge of its responsibilities without creating additional costs.  The Board is committed to ensuring the Company's long-term viability, and the well-being of its employees and of the communities in which it operates.  The Board has also adopted a policy of permitting individual directors, under appropriate circumstances, to engage legal, financial or other advisors at the Company's expense.

AUDIT COMMITTEE INFORMATION AND OVERSIGHT

National Instrument 52-110 ("NI 52-110") requires that certain information regarding the Audit Committee be included in the management information circular sent to shareholders in connection with the issuer's annual meeting.  The full text of the charter of the Company's Audit Committee is attached hereto as "Appendix A".

The Audit Committee is responsible for the oversight and for recommending the appointment, compensation, retention, termination of an independent external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The Company has not yet adopted any specific policies or procedures regarding the engagement of non-audit services, but does review such matters as they arise in light of factors such as the Company's current needs and the availability of services.

During fiscal 2015, the Audit Committee met four times in person or by telephone. All Audit Committee members attended all four meetings.

External Auditor Service Fees

The Board considers that the work done in the year ended June 30, 2015 by our company's external auditors, MNP LLP is compatible with maintaining MNP LLP.  All of the work expended by MNP LLP on our June 30, 2015 audit was attributed to work performed by MNP LLP's full-time, permanent employees.

Audit Fees: The aggregate fees, including expenses, billed by the Company's auditor in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K and our quarterly reports on Form 10-Q during the fiscal year ending June 30, 2015 was CAD$70,000 (June 30, 2014: CAD$66,000).

Audit-Related Fees:  The aggregate fees, including expenses, billed by the Company's auditor for services reasonably related to the audit for the year ended June 30, 2015 were CAD$10,330 (June 30, 2014: CAD$3,960).

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its auditor during year ended June 30, 2015 was $21,676 (June 30, 2014: $12,243).

COMPENSATION

Compensation of Executives
The table below sets forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our principal executive officer and four most highly compensated executive officers who received compensation over $100,000 for the fiscal year ended June 30, 2015 (Named Executive Officers" or "NEO"):

Name and Principal Position	Fiscal Year	Salary ($)(2)	Bonus ($)	Stock Award ($)(3)	Option Award ($)	Non Equity Inventive Plan Compensation ($)	Change in Pension Value & Non Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)(1)
Craig Scherba CEO, President and Director*	2015	57,300	0	0	0	0	0	45,613	102,913
	2014	167,305	0	0	0	0	0	61,566	228,871
	2013	130,000	0	0	0	0	0	134,700	264,700

Richard E. Schler, Former CEO and Former Director **	2015	149,123	0	0	0	0	0	120,866	269,989
	2014	218,955	0	0	0	0	0	84,174	303,129
	2013	197,008	0	0	0	0	0	280,428	477,438

Robin Borley, SVP and Director***	2015	187,200	0	0	0	0	0	17,430	204,630
	2014	116,900	0	0	0	0	0	26,820	143,720
	2013	0	0	0	0	0	0	0	0

Peter Liabotis, Former Chief Financial Officer & SVP****	2015	103,327	0	0	0	0	0	44,617	147,944
	2014	210,055	0	0	0	0	0	58,755	268,810
	2013	171,500	0	0	0	0	0	98,780	270,280

Brent Nykoliation, SVP	2015	115,726	0	0	0	0	0	57,941	173,667
	2014	210,259	0	0	0	0	0	61,825	272,084
	2013	190,009	0	0	0	0	0	125,720	315,729

*	On July 30, 2015, Mr. Scherba became the Chief Executive Officer, replacing Mr. Schler who resigned from the Company.
**	Mr. Schler was appointed Chief Executive Officer on September 19, 2013 and resigned in July 2015.
***	Mr. Borley was appointed Senior Vice President of Mine Development and a Director on December 1, 2013.
****	Mr. Liabotis was replaced as Chief Financial Officer by Mr. Marc Johnson on October 23, 2015.

(1)	The values in the "All Other Compensation" above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options. It is important to note that these granted options may or may not ever be exercised. Whether granted options are exercised or not will be based primarily, but not singularly, on the Company's future stock price and whether the granted options become "in-the-money". If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.
(2)      Amount includes salary and/or consulting fees paid during the noted year.
(3)     The amounts, if any, in the "Stock Awards" column of the "Summary Compensation" table have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and there are no awards subject to performance conditions.

The Company does not have any employment or consulting agreements with Messrs. Scherba, Borley or Nykoliation.  Each receives consulting fees and/or monthly salaries.  Until his resignation, Mr. Schler received approximately CAD$15,000 per month.  Mr. Borley receives approximately USD$17,000 per month. Messrs. Scherba and Nykoliation receive approximately CAD$11,000 per month.  Compensation for these individuals varies from month to month depending on various factors.  The Company has a management company agreement with Mr. Johnson, who will receive approximately CAD$8,000 per month.  His contract is for an indefinite term with a 3-month termination notice, which is subject to certain change of control provisions.

Compensation of Directors
The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended June 30, 2015.  Other than stock options granted from time to time, directors currently receive no remuneration for their acting in such capacity.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total (1) ($)
V. Peter Harder, Director	0	0	37,147 (1)	0	0	0	37,147 (1)
John Sanderson, Director	0	0	35,196 (1)	0	0	0	35,196 (1)
Quentin Yarie, Director	16,529	0	39,637 (1)	0	0	0	56,166 (1)
Albert A. Thiess, Jr., Director	0	0	9,711 (1)	0	0	0	9,711 (1)
Dean Comand, Director	0	0	19,920 (1)	0	0	0	19,920 (1)
Dalton Larson	0	0	9,960 (1)	0	0	0	9,960 (1)

(1)	The values in the "Option Awards" and included within the "Total" columns above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options. It is important to note that these granted options may or may not ever be exercised. Whether granted options are exercised or not will be based primarily, but not singularly, on the Company's future stock price and whether the granted options become "in-the-money". If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

Outstanding Stock Option Grants
Outstanding stock options granted to Named Executive Officers ("NEO's") and Directors as at June 30, 2015 are as follows:

	Option Awards
Name	No. of Securities Underlying Unexercised Options Exercisable (#)	No. of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Richard E. Schler, NEO	600,000 675,000 225,000 200,000 1,340,000 650,000 170,000 200,000 475,000 1,100,000 465,000	0	0	0.30 0.29 0.20 0.21 0.28 0.21 0.11 0.15 0.18 0.15 0.20	July 1, 2016 July 13, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Craig Scherba, NEO	350,000 200,000 200,000 400,000 750,000 180,000 500,000 250,000 470,000	0	0	0.30 0.20 0.21 0.28 0.21 0.11 0.18 0.15 0.20	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Peter Liabotis, NEO	350,000 200,000 200,000 350,000 550,000 150,000 500,000 250,000 450,000	0	0	0.30 0.20 0.21 0.28 0.21 0.11 0.18 0.15 0.20	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Robin Borley, NEO	125,000 75,000 300,000 350,000	0	0	0.28 0.21 0.18 0.20	March 7, 2017 Feb 27, 2018 Jan 10, 2019 Feb 26, 2020
Brent Nykoliation, NEO	450,000 200,000 200,000 350,000 700,000 175,000 75,000 400,000 400,000 450,000	0	0	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18 0.15 0.20	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020

Outstanding Stock Appreciation Rights Grants
The Company has no stock appreciation rights.

Outstanding Stock Awards at Year End
There were no outstanding stock awards as at June 30, 2015.

Options Exercises and Stocks Vested
No options were exercised and no stocks vested during the year ended June 30, 2015.

Grants of Plan-Based Awards
There were no grants of plan-based awards to a named executive officer during the year ended June 30, 2015.

Non Qualified Deferred Compensation
As at June 30, 2015, the Company had no formalized deferred compensation plan.

Other Compensation and Awards
As at June 30, 2015, the Company had no arrangements in place relating to the termination of employees or NEOs (i.e. no Golden Parachute Compensation).

Long-Term Incentive Plan Awards Table
There are no Long-Term Incentive Plans in place at this time.

Pension Benefits
As of June 30, 2015, the Company had no pension or retirement plans.

Certain Relationships & Related Transactions
Except as noted under the section "Compensation of Executives" and below, none of the following parties, since July 1, 2014, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us: any of our directors or officers; any person proposed for election as a director; any person who beneficially owns, directly or indirectly, more than 10% of our Company's voting rights attached to our outstanding common shares;  any of our promoters;  any relative or spouse of any of the foregoing persons who has the same house as such person.

The following are the related party transactions for the year ended June 30, 2015:
a)	The Company incurred a total of $98,595 (June 30, 2014: $112,200) in office administration and rent expense from a public company related by common management, Red Pine Exploration Inc (TSX.V: "RPX"). (Source: www.sedi.ca as of November 2, 2015.).

Name	Title at Energizer	Title at Red Pine	Shares Held in RPX	% Ownership of RPX
Richard Schler	Former CEO and Former Director	Former CEO and Former Director	1,458,200	2.1%
Craig Scherba	Director, CEO & President	SVP - Chief Geologist	318,000	0.7%
Peter Liabotis	Former CFO	Former CFO	454,000	0.5%
Brent Nykoliation	Senior VP	Director	374,190	0.7%
Total			2,604,390	3.8%

b)	The Company incurred $629,204 (June 30, 2014: $1,190,585) in mineral exploration, administrative, management and consulting fees to directors and officers and paid or accrued directly to directors and officers or companies under their control.
c)	The Company incurred $1,927,797 (June 30, 2014: $1,533,953) in charges from a mining and engineering firm for which one of the Company's directors serves as a senior officer and a director which was included in mineral exploration expense.
d)	During the year ended June 30, 2014, and subsequently revised during the year ended June 30, 2015, the Company entered into an agreement to option a 75% interest in the Sagar Property to Honey Badger Exploration Inc. (TSX-V: "TUF"), a public company related by common management.

The following are the related party balances for the year ended June 30, 2015:
a)	Related party balances of $Nil (June 30, 2014: $54,764) were included in amounts receivable and prepaid expenses and $24,048 (June 30, 2014: $33,019) related to rent, was included in accounts payable and accrued liabilities.
b)	The Company advanced a short-term loan to MacDonald Mines Exploration Ltd. (TSX-V: "BMK"), a company related by way of common management, totaling $120,238 (June 30, 2014: $46,366). This loan is interest bearing at a rate of 5%. No amounts have been paid back up to June 30, 2015. Accrued interest due totaled $3,863 (June 30, 2014: $142) as at June 30, 2015, and is included in the balance. A $53,603 (June 30, 2014: $Nil) impairment charge was recorded against this loan as of June 30, 2015. The Company's short-term loan amounts with RPX of $24,964 and TUF of $23,182 which existed as of June 30, 2014 were repaid during the year.
c)	Of the $Nil (June 30, 2014: $1,533,007) in charges from a mining and engineering firm for which one of the Company's former directors serves as a senior officer and director. $Nil (June 30, 2014: $633,418) is included in accounts payable and accrued liabilities.
d)	$46,292 (June 30, 2014: $264,922) was included within accounts payable and accrued liabilities as a committed amount due to the former Chief Executive Officer of the Company.

Indebtedness of Management and Directors
As at the date hereof, there is no indebtedness other than routine indebtedness owing by any directors, officers, employees or former directors, officers or employees of the Company to the Company or to another entity where the indebtedness to such other entity is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its Subsidiaries. Additionally, no individual who is, or at any time during the Company's last financial year was, a director or officer of the Company, proposed management nominee for director of the Company or associate of any such director, officer or proposed nominee is, or at any time since the beginning of the Company's last financial year has been, indebted to the Company or to another entity where the indebtedness to such other entity is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company, including indebtedness for security purchase or any other programs.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of June 30, 2015 for (i) all compensation plans previously approved by the Company's security holders and (ii) all compensation plans not previously approved by the Company's security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	35,365,000	$0.22	7,635,000
Equity compensation plans not approved by security holders	--	--	--

The following table presents, as of June 30, 2015, the number of stock options issued pursuant to the shareholder approved Amended and Restated 2006 Stock Option Plan issued to Named Executive Officers and Directors.

Option Awards as of June 30, 2015
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Value Realized if Exercised ($) *	Option Expiration Date
Craig Scherba, NEO (1)	350,000 200,000 200,000 400,000 750,000 180,000 500,000 250,000 470,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None	0.30 0.20 0.21 0.28 0.21 0.11 0.18 0.15 0.20	0 0 0 0 0 0 0 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Robin Borley, NEO	125,000 75,000 300,000 350,000	March 7, 2012 Feb 27, 2013 Jan 10, 2014 Feb 26, 2015	None None None None	0.28 0.21 0.18 0.20	0 0 0 0	March 7, 2017 Feb 27, 2018 Jan 10, 2019 Feb 26, 2020
Brent Nykoliation, NEO	450,000 200,000 200,000 350,000 700,000 175,000 75,000 400,000 400,000 450,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18 0.15 0.20	0 0 0 0 0 0 0 0 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Quentin Yarie, Director	300,000 50,000 150,000 300,000 300,000 100,000 50,000 425,000 250,000 350,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18 0.15 0.20	0 0 0 0 0 0 0 0 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
V. Peter Harder, Director	225,000 25,000 75,000 100,000 275,000 25,000 250,000 250,000 250,000 300,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Oct 9, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None	0.30 0.20 0.21 0.28 0.21 0.11 0.13 0.18 0.15 0.20	0 0 0 0 0 0 0 0 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Oct 9, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
John Sanderson, Director	125,000 50,000 50,000 100,000 100,000 25,000 50,000 400,000 200,000 350,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18 0.15 0.20	0 0 0 0 0 0 0 0 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Albert A. Thiess, Jr., Director	180,000 100,000 25,000 125,000 195,000	May 23, 2012 Feb 27, 2013 July 9, 2013 Jan 10, 2014 Feb 26, 2015	None None None None None	0.23 0.21 0.11 0.18 0.20	0 0 0 0 0	May 23, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019 Feb 26, 2020
Dean Comand, Director	400,000	Feb 26, 2015	None	0.20	0	Feb 26, 2020
Dalton Larson, Director	200,000	Feb 26, 2015	None	0.20	0	Feb 26, 2020
Richard Schler, Former NEO (2)	600,000 225,000 200,000 1,340,000 675,000 650,000 170,000 200,000 475,000 1,100,000 465,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 July 13, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None None	0.30 0.20 0.21 0.28 0.29 0.21 0.11 0.15 0.18 0.15 0.20	0 0 0 0 0 0 0 0 0 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Peter Liabotis, Former NEO (3)	350,000 200,000 200,000 350,000 550,000 150,000 500,000 250,000 450,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None	0.30 0.20 0.21 0.28 0.21 0.11 0.18 0.15 0.20	0 0 0 0 0 0 0 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020

*Based on a closing price of $0.09 on June 30, 2015 and presuming all options are exercised.

(1)	On July 30, 2015, Mr. Scherba became the Chief Executive Officer, replacing Mr. Schler who has resigned from the Company.
(2)	Mr. Schler resigned as Chief Executive Officer in July 2015.
(3)	Mr. Liabotis was replaced as Chief Financial Officer in on October 23, 2015.

Option Awards as of June 30, 2015
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Option Expiration Date
Current Named Executive Officers, as a group on June 30, 2015 (5 persons): Craig Scherba(1), Richard Schler(2), Peter Liabotis(3), Robin Borley, Brent Nykoliation.	1,750,000 675,000 825,000 800,000 2,565,000 2,725,000 675,000 275,000 2,175,000 2,000,000 2,185,000	July 1, 2011 July 13, 2012 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None None	0.30 0.29 0.20 0.21 0.28 0.21 0.11 0.15 0.18 0.15 0.20	July 1, 2016 July 13, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Total NEO's as of June 30, 2015, as a group (5 persons): 16,650,000
All current Directors who are not NEO's or executive officers as a group on June 30, 2015 (6 persons)  - V. Peter Harder,  John Sanderson, Quentin Yarie, Albert A. Thiess, Jr., Dean Comand & Dalton Larson.
	650,000 125,000 275,000 500,000 180,000 775,000 175,000 100,000 250,000 1,200,000 700,000 1,795,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 May 23, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Oct 9, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None None None	0.30 0.20 0.21 0.28 0.23 0.21 0.11 0.15 0.13 0.18 0.15 0.20	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Oct 9, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Total all current Directors who are not NEO's or executive officers as a group as of June 30, 2015 (6 persons): 6,725,000
All Directors (9 persons) - V. Peter Harder, John Sanderson, Richard Schler, Craig Scherba, Robin Borley, Quentin Yarie, Albert A. Thiess, Jr., Dean Comand & Dalton Larson,.	1,600,000 675,000 550,000 675,000 2,365,000 180,000 2,250,000 525,000 300,000 250,000 2,475,000 2,050,000 3,080,000	July 1, 2011 July 13, 2012 Oct 24, 2011 Dec 1, 2011 March 7, 2012 May 23, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Oct 9, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None None None None	0.30 0.29 0.20 0.21 0.28 0.23 0.21 0.11 0.15 0.13 0.18 0.15 0.20	July 1, 2016 July 13, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Oct 9, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Total all current Directors as of June 30, 2015 (9 persons): 16,975,000
All employees (excluding all Named Executive Officers as they also serve as executive officers and/or directors) as a group.	900,000 975,000640,000 685,000 1,810,000 1,275,000 230,000 300,000 550,000 1,575,000 250,000	July 1, 2011 July 13, 2012 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None None	0.30 0.29 0.20 0.21 0.28 0.21 0.11 0.15 0.18 0.15 0.20	July 1, 2016 July 13, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019 July 3, 2019 Feb 26, 2020
Total employees (excluding all NEO's as they serve as executive officers) as a group as of June 30, 2015: 9,190,000
Outstanding Options - all parties	3,600,000 1,650,000 1,640,000 1,910,000 5,400,000 180,000 5,250,000 1,080,000 675,000 250,000 4,450,000 250,000 4,550,000 4,480,000	July 1, 2011 July 13, 2012 Oct 24, 2011 Dec 1, 2011 March 7, 2012 May 23, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Oct 9, 2013 Jan 10, 2014 Feb 6, 2014 July 3, 2014 Feb 26, 2015	None None None None None None None None None None None None None None	0.30 0.29 0.20 0.21 0.28 0.23 0.21 0.11 0.15 0.13 0.18 0.18 0.15 0.20	July 1, 2016 July 13, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Oct 9, 2018 Jan 10, 2019 Feb 6, 2019 July 3, 2019 Feb 26, 2020
Total Options as of June 30, 2015 (all parties): 35,365,000
(1)      On July 30, 2015, Mr. Scherba became the Chief Executive Officer, replacing Mr. Schler who has resigned from the Company.
(2)	Mr. Schler resigned as Chief Executive Officer in July 2015.
(3)	Mr. Liabotis was replaced as Chief Financial Officer in on October 23, 2015.

In addition, please note the following:

•	There are no associates of any such directors, executive officers, or nominees to that have or are to receive options or any other person who received or is to receive 5 percent of such options, warrants or rights.
•	All of the stock options in the above noted table are convertible into common stock.
•	The exercise price of all of the stock options noted above were based on the closing price the date before the granting of the stock option.
•	There are no cashless or other provisions aside from the right for the holder of the stock option to exercise.
•	Other than as noted above in respect of Mr. Schler and Mr. Liabotis, all NEO's provide the Company services on an ongoing basis.
•	Messrs Harder, Sanderson, Thiess, Comand and Larson provide director services on an ongoing basis.

ANNUAL REPORT

All Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting, including a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015.  Any stockholder of the Company may obtain without charge copies of the Company's Annual Report on Form 10-K for the 2015 fiscal year, as filed with the Securities and Exchange Commission, by writing to the Chief Financial Officer of Energizer Resources at 525 93 Street, Surfside, FL 33154 USA or 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

ADDITIONAL INFORMATION

Additional information relating to the Company, including the Company's annual filings (including audited consolidated financial statements and management's discussion and analysis) for the year ended June 30, 2015, can be found on SEDAR at www.sedar.com, on the United States Securities and Exchange Commission website at www.sec.gov. Stockholders may also request copies from the Secretary of the Company by e-mail at info@energizerresources.com or by phone at (800) 818-5442. Such copies will be made available free of charge.

STOCKHOLDER PROPOSALS & NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, certain stockholder proposals may be eligible for inclusion in the Company's proxy materials for the 2016 Annual and Special Meeting of Stockholders. In order to be eligible for inclusion, such proposals must be received by the Secretary at the Company's principal executive offices no later than July 15, 2016. Such proposals also must comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored materials.

The Company's Bylaws provide a formal procedure for bringing business before the Annual and Special Meeting of Stockholders. A stockholder proposing to present a matter (other than a proposal brought pursuant to Rule 14a-8 under the Exchange Act) before the 2016 Annual and Special Meeting of Stockholders or to nominate a candidate for election to the Board at the 2016 Annual and Special Meeting of Stockholders must deliver notice of the proposal or nomination to the Secretary at the Company's principal executive offices by the following deadlines:

•	For director nominations, not less than thirty (30) nor more than sixty-five (65) days prior to the date of the annual and special meeting of stockholders; provided, however, that in the event that the annual and special meeting of stockholders is called for a date that is less than fifty (50) days after the date (the "Notice Date") on which the first public announcement of the date of the annual and special meeting was made, notice by the Nominating Stockholder may be made not later than the close of business on the tenth (10th) day following the Notice Date.

•	For other business, no later than July 15, 2016.

Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the 2016 Annual and Special Meeting of Stockholders will have discretionary authority to vote with respect to any matter presented at the meeting if the Company has not received notice of the matter by the dates required under the Company's Bylaws, as described above, and in certain other instances specified in that rule.

Revocable Proxy - Energizer Resources Inc.
Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors and management of Energizer Resources Inc. (the "Company") for the 2015 Annual and Special Meeting of Stockholders ("2015 Meeting") to be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, 40 King Street West, Toronto, Ontario on Tuesday December 22, 2014 at 10:00 a.m., local time.

The undersigned, a holder of Shares of the Company, hereby appoints V. Peter Harder and/or Craig Scherba (the "Proxyholders"), or, _______________________________________(print name) and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the Shares of the Company which the undersigned would be entitled to vote if personally present at the 2015 Meeting, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

ForWithhold Proposal 1 - The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed. V. Peter Harder John Sanderson Craig Scherba Quentin Yarie Robin Borley Albert A. Thiess, Jr Dean Comand Dalton Larson For AgainstAbstain Proposal 2 - To approve the Stock Option Plan Resolution Proposal 3 - To ratify the appointment of MNP LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016 and allow the directors to fix their remuneration  Proposal 4 - To approve by an advisory vote in respect of executive officer compensation.

__________________________________                                                                                    _____________________________________________________________
Signature of Stockholder                                                                      Name of Stockholder (print exactly as it appears hereon)

__________________________________                                                                                    _______________________                                                                      _______________________
Number of Shares Held                                                                      Certificate Number                                                                      Date

This proxy should be read in conjunction with the meeting materials prior to voting.  To be valid, this proxy must be signed.  When signed, this Proxy will be voted in the manner directed.  If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3 & 4.  By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above proposals, as well as with respect to any other matter that may properly be brought before the 2015 Meeting, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other those noted above to be brought before the 2015 Meeting. Once completed send the proxy to TMX Equity Transfer Services Inc., 200 University Avenue, Suite 300, Toronto, ON, M5H 4H1, Canada (fax: (416) 595-9593). The proxy must be received on or before Friday December 18, 2015 at 10:00 a.m. (ET).  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If you appoint Management's nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management voting recommendations highlighted for each resolution. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.  This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the shareholders of the Company.   Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion.  If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the shareholder may be required to provide documentation evidencing the signatory's power to sign the proxy.

APPENDIX A
AUDIT COMMITTEE CHARTER

GENERAL AND AUTHORITY - The Board of Directors of Energizer Resources Inc (the "Company) appoints the Audit Committee (the "Committee).  The Committee is a key component of the Company's commitment to maintaining a higher standard of corporate responsibility.  The Committee shall review the Company's financial reports, internal control systems, the management of financial risks and the external audit process.  It has the authority to conduct any investigation appropriate to its responsibilities. The Committee has the authority to: engage independent counsel and other advisors as it necessary to carry out its duties; set and pay the compensation for advisors employed by the Committee; and communicate directly with the internal and external auditors.

RESPONSIBILITIES
Overseeing the External Audit Process - The Committee shall recommend to the Board the external auditor to be nominated, shall set the compensation for the external auditor and shall ensure that the external auditor reports directly to the Committee.  (b) The Committee shall be directly responsible for overseeing the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting. (c) The Committee shall review the external auditor's audit plan, including scope, procedures and timing of the audit. (d) The Committee shall pre-approve all non-audit services to be provided by the external auditor. (e) The Committee shall review and approve the Company's hiring policies regarding partners, employees and former partners and employers of the present and former external auditor. (f) The Committee shall review fees paid by the Company to the external auditor and other professionals in respect of audit and non-audit services on an annual basis.

Financial Reporting and Internal Controls - (a) The Committee shall review the annual audited financial statements to satisfy itself that they are presented in accordance with generally accepted accounting principles, that the information contained therein is not erroneous, misleading or incomplete and that the audit function has been effectively carried out. (b) The Committee shall report to the Board with respect to its review of the annual audited financial statements and recommend to the Board whether or not same should be approved prior to their being publicly disclosed. (c) The Committee shall review the Company's annual and interim financial statements, management's discussion and analysis relating to annual and interim financial statements, and earnings press releases prior to any of the foregoing being publicly disclosed by the Company. (d) The Committee shall satisfy itself that adequate procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements other than the disclosure referred to in Section 3.2(c) of this Charter, and periodically assess the adequacy of these procedures. (e) The Committee shall oversee any investigations of alleged fraud and illegality relating to the Company's finances.  (f) The Committee shall establish procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company or concerns regarding questionable accounting or auditing matters. (g) The Committee shall meet no less frequently than annually with the external auditor and the Chief Financial Officer or, in the absence of a Chief Financial Officer, with the officer of the Company in charge of financial matters, to review accounting practices, internal controls, auditing matters and such other matters as the Committee deems appropriate.

Risk Management - The Committee shall inquire of management and the external auditor regarding significant risks or exposures to which the Company may be subject, and shall assess the adequacy of the steps management has taken to minimize such risks.

Other Responsibilities  - The Committee shall perform any other responsibilities consistent with this Charter and any applicable laws as the Committee or Board deems appropriate.

COMPOSITION AND MEETINGS
Composition - (a) The Committee shall be composed of three or more directors, the majority of whom are not employees, Control Persons or officers of the Company or any of its Associates or Affiliates, as such capitalized terms are defined by the TSX. (b) If at any time, the Company ceases to be exempt from Part 3 of National Instrument 52-110 - Audit Committees, every audit committee member shall be Independent, as such term is defined in said Instrument. (c) Notwithstanding Sections 4.1(a) and 4.1(b) of this Charter, the Committee and its membership shall at all times be so constituted as to meet all current, applicable legal, regulatory and listing requirements, including, without limitation, securities laws and the requirements of the TSX and of all applicable securities regulatory authorities. (d) Committee members will be appointed by the Board.  One member shall be designated by the Board to serve as Chair.

Meetings - (a) The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or are required.  A minimum of two and at least 50% of the members present in person or by telephone shall constitute a quorum.  For quorum to exist, the majority of members present must not be Company' employees, Control Persons or officers or any of its Associates or Affiliates, (capitalized terms as defined by the TSX). (b) If a vacancy in the Committee exists, the remaining members may exercise all of its powers and responsibilities provided that a quorum (as herein defined) remains in office.  (c) The time and place at which meetings of the Committee shall be held, and the procedures at such meetings, shall be determined by the Committee.  A meeting of the Committee may be called by letter, telephone, facsimile or electronic means, by giving 48 hours notice, or such greater notice as may be required under the Company's By-Laws, provided that no notice shall be necessary if all the members are present either in person or by telephone or if those absent have waived notice. (d) The Committee shall keep minutes of its meetings which shall be submitted to the Board.  The Committee may, from time to time, appoint any person, who need not be a member, to act as a secretary at any meeting.  (e) The Committee may invite such officers, directors and employees of the Company as it deems appropriate, from time to time, to attend meetings of the Committee.   Any matters to be determined by the Committee shall be decided by a majority of the votes cast at a meeting of the Committee called for such purpose.  Actions of the Committee may be taken by an instrument or instruments in writing signed by all members of the Committee, and such actions shall be effective as though they had been decided by a majority of the votes cast at a meeting of the Committee called for such purpose.

REPORTING TO THE BOARD - The Committee shall report regularly to the Board on Committee activities, findings and recommendations.  The Committee is responsible for ensuring that the Board is aware of any matter that may have a significant impact on the financial condition or affairs of the Company.

CONTINUED REVIEW OF CHARTER - The Committee shall review and assess the continued adequacy of this Charter annually and submit such proposed amendments as the Committee sees fit to the Board for its consideration.

APPENDIX B
STOCK OPTION PLAN OF ENERGIZER RESOURCES INC.

1.	Purpose.

The purpose of this Plan is to advance the interests of Energizer Resources Inc., a Minnesota corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.            Definitions.

As used herein, the following terms shall have the meanings indicated:

a)	"Board" shall mean the Board of Directors of the Company.
b)	"Cause" shall mean any of the following:
i.	a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee or consultant of the Company;
ii.	a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment or consulting agreement between such Optionee and the Company;
iii.	any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;
iv.	a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;
v.	any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;
vi.	a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or
vii.	if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompeting agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information, provided however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" as used herein shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(b).
c)	"Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not Directors or Officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.
d)	"Code" shall mean the Internal Revenue Code of 1986, as amended.
e)	"Committee" shall mean the stock option committee appointed by the Board or, if not appointed, the Board.
f)	"Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.
g)	"Consultant" means any person or corporation engaged to provide ongoing management or consulting services for the Company or any employee of such person or corporation, other than a Director, Officer or an Employee.
h)	"Director" shall mean a member of the Board of Directors of the Company.
i)	"Eligible Participants" shall mean any Officers, Directors, Consultants, Employees, Management Company Employees and independent contractors providing services to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.
j)	"Employee" shall mean any person regularly employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulations promulgated thereunder
k)	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
l)	"Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the common stock is listed for trading on the TSX, the "market price" of the common stock on such exchange, (iii) if the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iv) if neither clause (i), (ii) nor (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

m)	"Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.
n)	"Insider" means (i) a director or senior officer of the Company, (ii) a director or senior officer of a company that is an Insider or subsidiary of the Company, (iii) a person that beneficially owns or controls, directly, or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company, or the Company itself if it holds any of its own securities.
o)	"Management Company" shall mean the management company owned by a Director or Officer that is contracted to provide management services to the Company, which services are required for the ongoing successful operations of the business enterprise of the Company.
p)	"Management Company Employee" means an individual employed by a management company.
q)	"Non-Statutory Stock Option" or "Non-qualified Stock Option" shall mean an Option, which is not an Incentive Stock Option.
r)	"Officer" shall mean the Company's chairman, president (or the Chief Executive Officer), principal financial officer (or the Chief Financial Officer), principal accounting officer (or the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.
s)	"Option" (when capitalized) shall mean any stock option granted under this Plan.
t)	"Optioned Shares" mean the Shares, which may be acquired on exercise of an Option.
u)	"Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.
v)	"Plan" shall mean this Stock Option Plan of Energizer Resources Inc., as of November 2, 2015, which may be further amended or restated from time to time.
w)	"Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.
x)	"Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
y)	"TSX" means the Toronto Stock Exchange or any successor thereto.
z)	"TSX Manual" means the Toronto Stock Exchange Company Manual.
aa)	"U.S. Optionee" means an Optionee who is a citizen of the United States or a resident of the United States, in each case as defined in section 7701(a)(30) and section 7701(b)(1) of the Code.

3.	Shares and Options.

Subject to the TSX limitations described in Section 4 and adjustment in accordance with Section 10 hereof, the Company may issue up to forty-three million (43,000,000) Options to acquire Shares held in the Company's treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan.

a)	If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan.
b)	Subject to the provisions of Section 15 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option.
c)	No Incentive Stock Option shall be granted more than 10 years after the earlier of (i) the date on which this Plan is adopted by the Board or (ii) the date on which this Plan is approved by shareholders of the Company.
d)	Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds U.S. $100,000.

4.	TSX Limitations.

For so long as the Shares are listed on the TSX:

a)	the aggregate number of Shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares of the Company at such time;
b)	the maximum aggregate number of Shares that may be reserved under the Plan for issuance to any one individual in any 12 month period shall not exceed 5% of the issued and outstanding Shares at the time of grant; unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance;
c)	the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangements of the Company for issuance to any one Consultant during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;
d)	the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangement of the Company for issuance to persons who are employed in investor relations activities (as defined in the TSX Manual) during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant; and
e)	the Board shall, through the establishment of the appropriate procedures, monitor the trading in the securities of the Company by all Optionees performing Investor Relations Activities, and

5.            Conditions for Grant of Options.

a)	Options under the Plan may only be granted to Eligible Participants.
b)	Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law.
c)	In granting Options, the Committee shall take into consideration the contribution of the prospective Optionee has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.
d)	The Company covenants that all Employees, Consultants or Management Company Employees shall be bona fide Employees, Consultants or Management Company Employees as the case may be, of the Company or its Subsidiaries.
e)	The Options granted to Employees under this Plan shall be in addition to regular salaries, consulting fees, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.
f)	Subject to the policies of the TSX, an Option shall vest and may be exercised (in each case to the nearest full Share) during the period for which the option is granted in accordance with a vesting schedule as the Board may determine in its discretion.

6.            Exercise Price.

The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, as described in Section 15, the per Share exercise price will not be less than 110% of the Fair Market Value.

7.            Deemed Exercise of Options.

(a)	An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal, Provincial or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check or by money order.
(b)	No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

8.	Exercise of Options.
Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such
Option, except as otherwise provided in Section 5(c) or this Section 8.

(a)	The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable greater than 10 years from the date of grant of the Option.
(b)	Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.
(c)	The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.            Termination of Option Period.

(a)	Unless otherwise expressly provided in any Option Agreement, and subject to any applicable limitations contained in Section 15(c) of this Plan, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:
(i)	the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the Optionee's employment is terminated for any reason other than by reason of (a) Cause, (b) the termination of the Optionee's employment with the Company by such Optionee following less than 60 days' prior written notice to the Company of such termination (an "Improper Termination"), (c) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (d) death;
(ii)	immediately upon (a) the termination by the Company of the Optionee's employment for Cause, or (b) an Improper Termination;
(iii)	the later of (a) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (b) one year after the date on which the Optionee shall die if such death shall occur during such period;
(iv)	one year after the date of termination of the Optionee's employment by reason of death of the employee; or
(v)	the expiration date of the Option established on the date of grant and set forth in the Option Agreement.
(b)	The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.
(c)	Upon termination of Optionee's employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan shall be immediately canceled.

10.            Adjustments.

(a)	If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:
(i)	appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;
(ii)	appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and
(iii)	such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.
(b)	Subject to the prior consent of the TSX and the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise, provided that any adjustment to an outstanding Option held by a U.S. Optionee will be made in a manner that complies with, and does not create adverse tax consequences under, section 409A of the Code.
(c)	Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.
(d)	Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate:
(i)	any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business;
(ii)	any merger or consolidation of the Company or to which the Company is a party;
(iii)	any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv)	any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities;
(v)	the dissolution or liquidation of the Company;
(vi)	any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or
(vii)	any other corporate act or proceeding, whether of a similar character or otherwise.
(e)	The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.            Transferability.

No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution and no Option or stock appreciation right shall be exercisable during the Optionee's lifetime by any person other than the Optionee.

12.	Issuance of Shares.

As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i)	a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he or she is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and
(ii)	an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and
(iii)	any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.
(iv)	if and for so long as the Shares are listed on the TSX, the exercise price is reduced to Discounted Market Price, Options will be subject to a four month hold period commencing from the date of grant and any Shares issued pursuant to the exercise of an Option prior to the expiry of the hold period will bear the following TSX legend (or similar wording, with the same effect):

"Without prior written approval of the TSX and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX or otherwise in Canada or to or for the benefit of a Canadian resident until [four months + 1 day from the date of grant.]"

13.	Stock Appreciation Rights.

The Committee may grant stock appreciation rights to Employees in tandem with Options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share's Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted.  Such payment will be made in cash. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14.            Administration of this Plan.

a)	This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.
b)	Subject to the provisions of this Plan and the policies of the TSX, the Committee shall have the authority, in its sole discretion, to:
a.	grant Options;
b.	determine the exercise price per Share at which Options may be exercised;
c.	determine the Optionees to whom, and time or times at which, Options shall be granted;
d.	determine the number of Shares to be represented by each Option;
e.	determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, provided that no modification of an outstanding Option held by a U.S. Optionee will be made if it would result in adverse tax consequences under Section 409A of the Code;
f.	accelerate the exercise date of any Option; and
g.	make all other determinations deemed necessary or advisable for the administration of this Plan, including granting, pricing and cancelling Options.
c)	The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.
d)	Any and all decisions or determinations of the Committee shall be made either:
a.	by a majority vote of the members of the Committee at a meeting of the Committee; or
b.	without a meeting by the unanimous written approval of the members of the Committee.
e)	No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

15.            Limitations for Incentive Stock Options.

a)	Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 5 years from the date such Option is granted.
b)	An Incentive Stock Option may be granted only to a person who is an employee of the Company or of any parent or subsidiary of the Company (within the meaning of section 424 of the Code).
c)	Incentive Stock Options are subject to the limitations contained in Section 9(a) of this Plan and the applicable Option Agreement. In addition, in order to retain its status as an Incentive Stock Option, the following rules related to timing of exercise of the Incentive Stock Option following termination of employment apply, and failure to exercise within the applicable time period will result in loss of status as an Incentive Stock Option.
i.	If a U.S. Optionee who has been granted an Incentive Stock Option ceases to be an employee of the Company (or by a subsidiary of the Company within the meaning of Section 424 of the Code) for any reason, whether voluntary or involuntary, other than death, permanent disability or just cause, then in order for the Option to retain Incentive Stock Option status, the Incentive Stock Option must be exercised by the earlier of (a) the date that is three months after the date of cessation of employment or (b) the expiration of the term of such Incentive Stock Option. For the purposes of this Section, the employment of a U.S. Optionee who has been granted an Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Committee that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Company (or of any subsidiary) to another office of the Company (or of any parent or subsidiary) or a transfer between the Company and any parent or subsidiary.
ii.	If a U.S. Optionee who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company within the meaning of Section 424 of the Code) because of a permanent disability, such U.S. Optionee may exercise such Incentive Stock Option (to the extent such Incentive Stock Option was exercisable on the date of permanent disability at any time prior to the earlier of (a) the expiration date of the Option established on the date of grant and set forth in the Option Agreement; or (b) the date that is later of (i) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the U.S. Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (ii) one year after the date on which the U.S. Optionee shall die if such death shall occur during such period.
d)	In the event that this Plan is not approved by the shareholders of the Company within twelve (12) months before or after the date on which this Plan is adopted by the Board, any Incentive Stock Option granted under this Plan will automatically be deemed to be a Non-Statutory Stock Option.

16.            Interpretation.

(a)	This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.
(b)	This Plan shall be governed by the laws of the Province of Ontario, Canada.
(c)	Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.
(d)	Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.
(e)	Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

17.            Amendments.

a)	Notwithstanding any provision in the Plan allowing amendments without security holder approval, specific security holder approval is required for the following amendments:
a.	a reduction in the exercise price or purchase price benefiting an insider of the issuer;
b.	any amendment to remove or to exceed the insider participation limit;
c.	an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and
d.	amendments to an amending provision within a security based compensation arrangement.
b)	Subject to the limitations in Section 17(a) and TSX approval, the exercise price per Optioned Share under an Option may be reduced at the discretion of the Board or Committee only if:
a.	disinterested shareholder approval of the shareholders of the Company is obtained for any reduction in the exercise price under an Option held by an Insider of the Company; and
b.	at least six months has elapsed since the later of the date such Option was granted and the date the exercise price for such Option was last amended; and
c.	provided that if the exercise price is reduced to the then Discounted Market Price (as such term is defined in the TSX Manual), the TSX four month hold period will apply from the date of the amendment and further provided that no such conditions will apply in the case of an adjustment made under Section 10(a) hereof. Notwithstanding anything to the contrary herein, the exercise price of an outstanding Option held by a U.S. Optionee will not be reduced below the Fair Market Value of a Share on the date of such modification of the Option.
c)	Subject to the limitations in Section 17(a) and 17(b) and the policies of the TSX, the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company;
d)	Except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

18.            Termination of this Plan.

a)	This Plan shall terminate on November 2, 2025, being ten years after the date of adoption by the Board of Directors.
b)	Notwithstanding the termination of this Plan, all options issued under this Plan shall remain outstanding and continue to be governed by the terms and conditions of this Plan.